EXHIBIT 99.1

301 Yamato Road
                   Suite 3250
               Boca Raton, FL 33431

Jushi Holdings Inc. Announces Change of Auditor

Boca Raton, Florida – April 20, 2023 - Jushi Holdings Inc. (“Jushi” or the “Company”) (CSE: JUSH) (OTCMKTS: JUSHF), a vertically integrated, multi-state cannabis operator, announced today that it dismissed its auditor Marcum LLP (“Marcum”) on April 19, 2023 and engaged Macias Gini & O’Connell LLP as its new auditor effective April 20, 2023.
Marcum’s dismissal was not the result of any disagreement between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.  There are no "reportable events" (as the term is defined in National Instrument 51-102 - Continuous Disclosure Obligations) between the Company and Marcum. The Company will file a Current Report on Form 8-K on EDGAR and SEDAR with further details relating to the change of auditor.
About Jushi Holdings Inc.
We are a vertically integrated cannabis company led by an industry leading management team. In the United States, Jushi is focused on building a multi-state portfolio of branded cannabis-derived assets through opportunistic acquisitions, distressed workouts and competitive applications. Jushi strives to maximize shareholder value while delivering high quality products across all levels of the cannabis ecosystem. For more information please visit jushico.com or our social media channels, Instagram, Facebook, Twitter and LinkedIn.

Forward-Looking Information and Statements
This press release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward-looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, intended expansion of our operations, future financial position, projected costs, prospects, and plans and objectives of management are forward-looking statements. These forward-looking statements are based on Jushi’s current expectations and beliefs concerning future developments and their potential effects. As a result, actual results could differ materially from those expressed by such forward-looking statements and such statements should not be relied upon. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the sufficiency of the Jushi’s cash resources and ability to operate as a going concern, the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws; compliance with extensive government regulation, the risk that additional information may arise prior to the completion of restated condensed consolidated interim financial statements or other subsequent events that would require us to make additional adjustments, as well as other risks, uncertainties and other cautionary statements in the Company’s public filings with the applicable securities regulatory authorities on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected.

Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice.

For further information, please contact:

Investor Relations Contact:
Lisa Forman
Director of Investor Relations
617-767-4419
investors@jushico.com
Media Contact:
Ellen Mellody
570-209-2947
ellen@mattio.com